EXHIBIT 4.3
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            Temporary Certificate - Exchangeable for Definitive
                           Engraved Certificate -
                           When Ready for Delivery

    COMMON                                                    COMMON
    NUMBER                                                    SHARES


                               JONES LANG LA SALLE
                                 Incorporated

INCORPORATED UNDER THE LAWS OF
  THE STATE OF MARYLAND                 SEE REVERSE FOR CERTAIN DEFINITIONS

  THIS CERTIFICATE IS TRANSFERABLE IN
CHICAGO, ILLINOIS, OR NEW YORK, NEW YORK       CUSIP  48020Q 107


               This Certifies that



               is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.01 PER

                                  SHARE, OF
                       Jones Lang LaSalle Incorporated

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar Witness the facsimile seal and the signatures of its duly authorized officers


            S E A L

   Dated
       ______________________             _____________________
       ______________________             _____________________
       /s/ William E. Sullivan            /s/ Stuart L. Scott
       SECRETARY                          CHAIRMAN OF THE BOARD
                                          AND CHIEF EXECUTIVE
                                          OFFICER

Countersigned and Registered:

                        HARRIS Trust and Savings BANK
                                  (CHICAGO)

                                    TRANSFER AGENT AND REGISTRAR

                                    BY
                                    AUTHORIZED SIGNATURE


                      JONES LANG LA SALLE INCORPORATED
                      --------------------------------

     Jones Lang LaSalle Incorporated (the "Corporation") shall furnish on request and without charge a full statement of any designations, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue, and, in the case of preferred stock or a special class in a series, the differences in the relative rights and preferences between the shares of each series to the extent that they have been set and the authority of the Board of Directors to set the relative rights and preferences of a subsequent series.

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     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common     UNIF GIFT MIN ACT -- ________ Custodian
TEN ENT -- as tenants by the entireties                (Cust)
JT TEN -- as joint tenants with
          right of survivorship and not
          as tenants in common


    Additional abbreviations may also be used though not in the above list.

For Value received, ___________________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________________________________
______________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

______________________________________________________________________
_________________________________________________________________Shares
of Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint ____________________________________
_______________________________________________________ Attorney to
transfer the said Shares on the books of the within-named Corporation with full power of substitution in the premises. Dated ___________________

                              X __________________________________________
                              X __________________________________________
                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:      _______________________________________
                              THE SIGNATURE(S) SHOULD BE GUARANTEED
                              BY AN ELIGIBLE GUARANTOR INSTITUTION,
                              (BANKS, STOCKBROKERS, SAVINGS AND
                              LOAN ASSOCIATIONS AND CREDIT UNIONS
                              WITH MEMBERSHIP IN AN APPROVED
                              SIGNATURE GUARANTEE MEDALLION PROGRAM),
                              PURSUANT TO S.E.C. RULE 17Ad-15.